galaxy.com Investor Presentation July 2026 Exhibit 99.1

galaxy.com 2 INVESTOR PRESENTATION Disclaimer This presentation, the information contained herein and the materials accompanying it (collectively, this “Presentation”) has been prepared by Galaxy Digital Inc. (“Parent”), Galaxy Helios Data Centers II LLC (the “Issuer”) and Galaxy Helios II LLC (the “Subsidiary Guarantor” and, together with Parent and the Issuer, the “Company Parties”) solely in connection with a proposed offering of senior secured notes (the “notes”) by the Issuer and may not be used for any other purpose. While this Presentation contains a discussion of various entities and projects, only the Issuer, the Subsidiary Guarantor, and the 400 MW utility capacity / 260 MW critical IT capacity data center project being developed on the 196-acre property will provide credit support for the notes. This Presentation is strictly confidential and is being furnished to the Recipient thereof (the “Recipient” or “you”) on the condition that you agree to not copy, reproduce, disclose, forward or distribute it to any third party in whole or in part without the prior written consent of the Company Parties. By attending the meeting where this Presentation is made, or by accepting delivery of or by receiving this Presentation, you agree to be bound by the following terms and conditions, including any modifications to them. No Offer or Solicitation The notes have not been and will not be registered under the U.S. Securities Act of 1933 (the “Act”), or any state securities laws or the laws of any foreign jurisdiction. The notes will be offered in the U.S. only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Act and to non-U.S. persons outside the U.S. in reliance on Regulation S under the Act. Accordingly, this document is being provided only to persons that are reasonably believed to be “qualified institutional buyers,” as defined in Rule 144A under the Act, or that are non-U.S. persons outside the U.S. By accepting this Presentation, you will be deemed to represent that you are either a qualified institutional buyer or a non-U.S. person outside the United States. Before you make an investment decision in respect of the notes, you should read the preliminary offering memorandum prepared for the offering of the notes described herein (as amended and supplemented, the “Offering Memorandum”). Any decision to invest in the notes should be based solely on information contained in the Offering Memorandum, and the disclosure in this Presentation is qualified in its entirety by reference to the Offering Memorandum, which is expressly incorporated herein. No responsibility or liability is accepted by the representative or any of its affiliates, advisors, directors, officers, employees, agents, representatives or associates, nor any other person, for any of the information contained herein or for any action taken by you or any of your directors, officers, employees, agents or associates on the basis of such information. The notes have not been approved or disapproved by the SEC, or any other securities regulating body or agency, nor has any such authority, commission, or body passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The notes will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of an investment in the notes for an indefinite period of time. The notes will not be listed on any securities exchange or automated quotation system, and there is no obligation on the part of any person to make a market for the notes. No action has been made or will be taken that would permit a public offering of any securities in any jurisdiction in which action for that purpose is required. No offers, sales, resales or delivery of any securities or any distribution of any offering material relating to any securities may be made in or from any jurisdiction except in circumstances which will result in compliance with any applicable laws and regulations and which will not impose any obligation on the Company Parties. Cautionary Note Regarding Forward-Looking Statements This Presentation contains certain “forward-looking statements” of the Company Parties within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the U.S. Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. All statements other than statements of historical facts contained in this Presentation, including statements regarding the Issuer’s strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward-looking statements. These forward-looking statements generally are identified by the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Particular uncertainties that could cause the Issuer’s actual results to be materially different than those expressed in the Issuer’s forward-looking statements include, without limitation: volatility in the price of the Issuer’s securities due to a variety of factors, including changes in the competitive and regulated industry in which the Issuer operates, the Issuer’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting the Issuer’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. Readers are cautioned not to put undue reliance on forward-looking statements, and the Issuer assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Particular uncertainties that could cause the Company Parties’ actual results to be materially different than those expressed in the Company Parties’ forward-looking statements include, without limitation the risks identified in the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Parent’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 and in the preliminary offering memorandum. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the preliminary offering memorandum prepared for the offering of the securities described herein. You should read this Presentation completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Third Party Information Except where otherwise specified, the marketing, ranking and industry data included in this Presentation are based on good faith estimates of the Company Parties’ management based upon assumptions that are believed by the Company Parties’ management to be reasonable as of the date on the cover of this Presentation. These estimates have been derived from management’s knowledge and experience in the market in which the Company Parties operate, as well as information obtained from internal company data, industry publications and surveys, third-party studies and other publicly available information related to the markets in which the Company Parties operate. Although the Company Parties believe information obtained from third-parties to be reliable, they have not independently verified any of the data from third party sources referred to in this Presentation or from which the management estimates are derived, or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. None of the Company Parties make any representation as to the accuracy of such third-party information on which the Company Parties’ estimates are based. Management’s estimates are subject to significant risks, uncertainties, changes in circumstances, assumptions, contingencies, and subject to change based on various other important factors. The information contained in this Presentation is provided as of the date of this Presentation (or at the different date as indicated herein) and is subject to change without notice. This Presentation shall not be deemed an indication of the state of affairs of the Company Parties at any time after the date hereof, nor an indication that there has been no change in such matters since the date hereof. Except as required by law, neither the Company Parties nor their Representatives undertake any obligation to provide any additional information or to update any of the information or the conclusions contained herein or to correct any inaccuracies which may become apparent. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or the opinions contained herein. Any proposed terms of the offering of the notes contained in this Presentation are indicative only and remain subject to contract. Non-GAAP Figures This Presentation includes certain non-GAAP financial measures including Net Operating Income, Debt Service Coverage Ratio, Levered Free Cash Flow, and Cumulative Levered Free Cash Flow. These non-GAAP financial measures are not measures of financial performance in accordance with U.S. generally accepted accounting principles (“GAAP”) and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should be considered only as supplemental to, and should not be considered in isolation or as an alternative or superior to GAAP measures. You should be aware that the use of such measures in this presentation may not be comparable to the use of similarly-titled measures by other companies. The Company Parties have not provided reconciliations of such non-GAAP financial measures to the most directly comparable GAAP measures because it is unable to predict with reasonable certainty certain items required for such reconciliations, including the timing and impact of non-recurring or unusual items, financing-related costs, transaction expenses and other adjustments, without unreasonable effort. Special Note Regarding Projected Financial Data This Presentation includes certain illustrative projected financial data. Such financial data may not be indicative of our future results. Such data is not a prediction, should not be relied upon as such and is premised on a number of factors, all of which are inherently uncertain and subject to numerous business, industry, market, regulatory, geopolitical, competitive and financial risks that are outside of our control. Any such projected financial data is based on available information and certain assumptions that the Company Parties believe are reasonable under the circumstances. However, there can be no assurance that the assumptions made in connection with such data will prove accurate, and actual results may differ materially. The Company Parties make no representation to any person regarding the illustrative projected financial data and the Company Parties do not intend to update or otherwise revise any such data to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such data are later shown to be incorrect. If our assumptions prove to be inaccurate, our actual results may differ substantially and materially from these projections. Certain figures included in this Presentation have been rounded for presentation purposes. Accordingly, totals and percentages may not sum precisely due to rounding. Notice Regarding Logos and Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners and does not imply an affiliation with, or endorsement by, the owners of these trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, ® or © symbols, but the Company Parties will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

9 INVESTOR PRESENTATION

Transaction Overview: ~$3.5Bn Financing of the Helios Data Center

galaxy

- Developing Project Speed Phase II (400 Gross MW / 260 MW Critical IT Load), leased to CoreWeave
- Owner, developer, and future operator of HPC infrastructure
- Well-positioned to meet surging AI demand with 1.63 GW of approved electrical capacity at its Helios Campus
- 800 Gross MW of leased capacity at Helios (including 400 Gross MW from Phase II) – all with CoreWeave as the tenant
  - Delivered Phase I, exhibiting ability to develop at large scale

CoreWeave

- Rapidly scaling, specialized cloud provider focused on GPU accelerated AI and HPC workloads
- Backed by Nvidia who owns a ~11.5% equity stake and is obligated to purchase up to $6.3Bn of residual cloud capacity through April 2032
- $99.4bn of contracted revenue backlog as of Q1'26 (1)
- Has a $43.6Bn market capitalization with $6.2Bn+ LTM revenue as of Q1'26 (2)

260 MW
Critical IT Load Under Contract

15 Years
Base Lease Term
+ Two 5-Year CoreWeave Extension Options

$10.4Bn (3) (5)
Minimum Contracted Lease Payments

~90%+ (6)
NOI Margin

3.0–5.0% (4)
Annual Rent Escalator

Q2'27 (5)
Initial Targeted Rent Commencement Date

Near Triple Net Lease (7)

13.7%
Starting MRC Gross Yield on Cost

1. Per public filings
2. As of 07/14/2026
3. Reflects remaining lease payments under the lease and does not include a $100M options payment already received from CoreWeave, based on 15-year initial lease term, 3% annual inflation
4. 3% if CPI is below 3%; 5% if CPI is greater than 5%; If CPI is between 3%-5%, annual escalation rate shall be equal to the CPI
5. We can give no assurance that such lease payments will be made or that we will be able to achieve the target rent commencement date
6. Includes operating expenses of $15 / kW / month
7. Tenant will pay expenses associated with operating the Premises (i) excluding personnel costs provided by Galaxy to operate all mechanical, cooling, electrical and administrative functions (outside of the Data Center white space), and (ii) including, but not limited to, utilities, taxes, insurance, maintenance, and ordinary repairs

galaxy.com

galaxy.com 27 Consolidated Financial Summary Year 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 Cash Flow Summary Rent $MM - - 155 472 565 582 599 617 636 655 675 695 716 737 759 782 806 830 70 NOI $MM - - 120 424 516 531 547 564 580 598 616 634 653 673 693 714 735 757 64 NOI Margin % - N/A 77% 90% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% Cash Available for Debt Service $MM - - 120 424 516 531 547 564 580 598 616 634 653 673 693 714 735 757 64 Net Interest $MM - - (117) (290) (284) (272) (260) (243) (222) (198) (171) (140) (106) (66) (22) 8 8 8 (0) Amortization $MM - - - (12) (140) (140) (167) (227) (262) (300) (342) (388) (439) (495) (556) (40) - - - DSRA Draw (Replace) $MM - - - - - - - - - - - - - - - - - - 219 Cash Flow Post Debt Service $MM - - 4 122 92 119 121 94 97 100 103 106 109 112 116 682 743 765 283 Cumulative CF Post Debt Service $MM - - 4 126 217 336 457 551 648 748 850 956 1,065 1,177 1,292 1,974 2,717 3,482 3,765 Debt Beginning $MM - - 3,507 3,507 3,495 3,355 3,215 3,048 2,821 2,559 2,259 1,918 1,529 1,091 596 40 - - - Draw $MM - 3,507 - - - - - - - - - - - - - - - - - Mandatory Amortization $MM - - - (12) (140) (140) (167) (227) (262) (300) (342) (388) (439) (495) (556) (40) - - - Ending $MM - 3,507 3,507 3,495 3,355 3,215 3,048 2,821 2,559 2,259 1,918 1,529 1,091 596 40 - - - - Post-Construction Illustrative Annual Financial Summary INVESTOR PRESENTATION Consolidated Financial Summary Only 1 month shown